Exhibit 10.60

EXECUTION COPY

MANAGEMENT SUBSCRIPTION AND STOCK PURCHASE AGREEMENT

This MANAGEMENT SUBSCRIPTION AND STOCK PURCHASE AGREEMENT (the “Agreement”) is entered into as of November 10, 2006, by and between GPS CCMP Acquisition Corp., a Delaware corporation (the “Company”), and the persons or entities identified on the signature page hereto as subscribers (the “Subscribers”).

W I T N E S S E T H :

WHEREAS, on the terms and subject to the conditions set forth herein, the Subscribers desire to subscribe for and purchase, and the Company is willing to sell to the Subscribers, in exchange for cash, shares of the Company’s class B voting common stock, par value $0.01 per share (“Class B Common Stock”); and

WHEREAS, the Company, through the merger of its wholly owned subsidiary, GPS CCMP Merger Corp. (“Merger Sub”), with and into Generac Power Systems, Inc., a Wisconsin corporation (“Generac”), intends to consummate its acquisition of all of the outstanding capital stock and other ownership interests of Generac (the “Merger”) pursuant to that certain Agreement and Plan of Merger, dated September 13, 2006 (the “Merger Agreement”), by and among the Company, Generac and Merger Sub, effective as of November 10, 2006; and

WHEREAS, the Subscribers will receive good and valuable consideration upon the consummation of the Merger; and

WHEREAS, in connection with the execution and delivery of this Agreement, the Subscribers are entering into a Shareholders’ Agreement, by and among the Company, the Subscribers and the other parties contemplated to be signatories thereto; and

WHEREAS, as a material inducement to the Company to enter into this Agreement, William W. Treffert has agreed to execute and deliver to the Company a Confidentiality, Non-Competition and Intellectual Property Agreement.

NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE OF SHARES

1.1           Sale and Issuance of Shares. Subject to the terms and conditions of this Agreement, each Subscriber does hereby subscribe for and agree to purchase at the Closing (as defined below), and the Company does hereby agree to sell to the Subscribers at the Closing, the number of shares of Class B Common Stock set forth in the column “Aggregate Class B Common Shares” and opposite the name of such Subscriber on the signature page hereto

(collectively, the “Shares”) for the total purchase price set forth below the column “Total Purchase Price” and opposite the name of such Subscriber on the signature page hereto (the “Purchase Price”).

1.2           Closing. Subject to Articles IV, V and VI below, the closing of the purchase and sale of the Shares (the “Closing”) shall occur simultaneously with the closing of the Merger. Payment of the Purchase Price shall be made at the Closing by delivery of a wire transfer of same day funds denominated in U.S. dollars or delivery of a check payable to the Company, unless otherwise approved in writing by the Company. In furtherance of the foregoing, payment of all or a portion of the Purchase Price may be effected by delivery to the Company of a letter of direction from one or more Subscribers, directing the Company to pay or apply all or a portion of the consideration payable such Subscriber under the Merger Agreement in satisfaction of such Subscriber’s obligations under this Article I.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Subscribers that:

2.1           Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. As of the Closing: (i) the authorized and outstanding capital stock of the Company will be set forth in Schedule 2.1 and (ii) all of the outstanding capital stock of the Company will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all liens, and, subject to reliance upon all accredited investor representations made by the purchasers, will be issued pursuant to a valid exception from the registration requirements of applicable state and federal laws and regulations concerning the issuance of securities. The consideration per share paid (or to be paid) for such capital stock is as set forth in Schedule 2.1. Except as disclosed in Schedule 2.1 except as otherwise contained in the Shareholder’s Agreement (as defined below), there are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition of the Company’s capital stock. Except as set forth in the Advisory Services and Monitoring Agreement dated as of November 10, 2006, by and among the Company, Generac Acquisition Corp., Generac, CCMP Capital Advisors, LLC (“Capital Advisors”), CCMP Capital Asia Pte. Ltd. and CCMP Capital Asia Consulting Company Ltd., there are no fees payable by the Company to Capital Advisors or its Affiliates.

2.2           Authorization. The Company has full corporate power and authority to execute and deliver this Agreement and all other agreements and instruments contemplated hereby to which the Company is a party and to perform its obligations hereunder and thereunder. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company, and for the authorization, issuance and delivery of the Shares being sold under this Agreement, has been taken. This Agreement, when executed and delivered by all parties hereto, shall constitute the valid and legally binding obligation of the Company, except to the extent the enforceability thereof may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors’ rights generally or by general equitable principles.

2.3           Formation. The Company was formed solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. The Company has not owned, operated or conducted any businesses or activities or incurred any liabilities other than in connection with its organization and the negotiation and execution of the Merger Agreement.

2.4           Validity of Shares. The Shares, when issued, sold and delivered in accordance with the terms of this Agreement, shall be duly and validly issued, and fully paid and nonassessable, free and clear of all liens and encumbrances (other than those created by the Subscribers).

2.5           Securities Act. The sale of Shares in accordance with the terms of this Agreement (assuming the accuracy of the representations and warranties of the Subscribers contained in Article III hereof) is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”).

ARTICLE III

REPRESENTATIONS, WARRANTIES AND
AGREEMENTS OF THE SUBSCRIBERS

3.1           Authorization.  Each Subscriber represents and warrants that this Agreement, when executed and delivered to the Company, will constitute such Subscriber’s valid and legally binding obligation, except to the extent the enforceability thereof may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors’ rights generally or by general equitable principles.

3.2           Investment Representations.

(a)           This Agreement is made with the Subscribers in reliance upon Subscribers’ representations to the Company, which by the Subscribers’ acceptance hereof, each Subscriber hereby confirms, that (i) the Shares to be received by such Subscriber will be acquired by such Subscriber for investment for his or its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, (ii) he or it has no current intention of selling, granting a participation in or otherwise distributing the same in violation of applicable federal and state securities laws, and (iii) the information contained in the form of Confidential Investment Qualification Questionnaire attached hereto as Exhibit A (the “Purchaser Questionnaire”) and completed by such Subscriber and delivered to the Company is true, correct, accurate and complete both as of the date of such Purchaser Questionnaire and as of the date hereof. By executing this Agreement, each Subscriber further represents that he or it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant a participation to such person, or to any third person, with respect to any of the Shares.

(b)           Each Subscriber understands that the Shares have not been registered under the 1933 Act on the basis that the sale provided for in this Agreement and the issuance of

Shares hereunder is exempt from registration under the 1933 Act pursuant to Section 4(2) thereof and regulations issued thereunder and other available exemptions, and that the Company’s reliance on such exemption is predicated on representations of such Subscriber set forth herein.

(c)           Each Subscriber represents that he or it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his or its investment. Each Subscriber is a sophisticated investor, has relied upon independent investigations made by such Subscriber and, to the extent believed by such Subscriber to be appropriate, such Subscriber’s representatives, including such Subscriber’s own professional, tax and other advisors, and is making an independent decision to invest in the Shares. Each Subscriber further represents that such Subscriber has had access, during the course of the transactions contemplated hereby and prior to such Subscriber’s purchase of Shares, to the same kind of information that is specified in Part I of a registration statement under the 1933 Act and that such Subscriber has had, during the course of the transactions contemplated hereby and prior to such Subscriber’s purchase of the Shares, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain additional information necessary to verify the accuracy of any information furnished to such Subscriber or to which such Subscriber had access, and such Subscriber has read carefully such documents, materials and information and understands and has evaluated the types of risks involved with a purchase of the Shares. Each Subscriber has not relied upon any representations or other information (whether oral or written) from the Company or its respective stockholders, directors, officers or affiliates, or from any other person or entity, in connection with its investment in the Shares. Each Subscriber acknowledges that the Company has not given any assurances with respect to the tax consequences of the acquisition, ownership and disposition of the Shares. Furthermore, each Subscriber understands that no federal or state agency has passed upon this investment or upon the Company, nor has any such agency made any finding or determination as to the fairness of this investment.

(d)           Each Subscriber understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the 1933 Act, the Shares must be held indefinitely. Each Subscriber must be prepared to bear the economic risk of this investment for an indefinite period of time. In particular, each Subscriber acknowledges that he or it is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of that Rule are met. Among the current conditions for use of Rule 144 by certain holders is the availability to the public of current information about the Company. Such information is not now available, and the Company has no current plans to make such information available. Each Subscriber represents that, in the absence of an effective registration statement covering the Shares, he or it will sell, transfer or otherwise dispose of the Shares only in a manner consistent with his or its representations set forth herein and then only in accordance with the Shareholders’ Agreement referred to in Article VII.

(e)           Independent of the additional restrictions on the transfer of Shares contained in the Shareholders’ Agreement referred to in Article VII, each Subscriber agrees that he or it will not make a transfer, disposition or pledge of any of the Shares other than pursuant to an effective registration statement under the 1933 Act, unless and until (i) he or it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition, and (ii) if requested by the Company, at the expense of such Subscriber or his or its transferee, he or it shall have furnished to the Company an opinion of counsel, reasonably satisfactory to the Company and its counsel, to the effect that such transfer may be made without registration of the Shares under the 1933 Act.

(f)            Each Subscriber acknowledges that this investment is not recommended for investors who have any need for a current return on this investment or who cannot bear the risk of losing their entire investment. Each Subscriber acknowledges that: (i) he or it has adequate means of providing for his or its current needs and possible personal contingencies and has no need for liquidity in this investment; (ii) such Subscriber’s commitment to investments which are not readily marketable is not disproportionate to such Subscriber’s net worth; and (iii) such Subscriber’s investment in the Shares will not cause such Subscriber’s overall financial commitments to become excessive.

3.3           Legends; Stop Transfer.

(a)           Each Subscriber acknowledges that all certificates evidencing the Shares shall bear the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXCHANGED UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OR EXCHANGE COMPLIES WITH THE PROVISIONS OF THE SHAREHOLDERS’ AGREEMENT AND THE RESTRICTED STOCK AGREEMENT (AS APPLICABLE), AS AMENDED FROM TIME TO TIME, EACH AMONG THE COMPANY AND THE INVESTORS PARTY THERETO, COPIES OF WHICH ARE ON FILE WITH THE COMPANY.”

(b)           The certificates evidencing the Shares shall also bear any legend required by any applicable state securities law.

(c)           The Company shall make a notation regarding the restrictions on transfer of the Shares in its stock books, and the Shares shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the 1933 Act covering such Shares or pursuant to and in compliance with the provisions of Section 3.2(e) hereof. A copy of this Agreement, together with any amendments thereto, shall remain on file with the Secretary of the Company and shall be available for inspection to any properly interested person without charge within five (5) days after the receipt of a written request therefor by the Company.

ARTICLE IV

CONDITIONS TO OBLIGATIONS OF
THE SUBSCRIBER AT CLOSING

The obligations of the Subscribers under Article I of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

4.1           Representations and Warranties. The representations and warranties of the Company contained in Article II hereof shall be true on and as of the Closing with the same force and effect as if they had been made at the Closing.

4.2           Performance. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it on or before the Closing.

ARTICLE V

CONDITIONS TO THE OBLIGATIONS OF
THE COMPANY AT CLOSING

The obligations of the Company under Article I of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

5.1           Representations and Warranties. The representations, warranties and agreements of the Subscribers contained in Article III hereof shall be true and correct in all material respects at and as of the date of the Closing.

5.2           Purchaser Questionnaire. The Company shall have received a completed Purchaser Questionnaire in the form attached hereto as Exhibit A from each Subscriber, which questionnaire shall have responses thereto acceptable to the Company, in its reasonable discretion.

5.3           Performance. Each Subscriber shall have performed in all material respects all of such Subscriber’s obligations and materially complied with each and all of such Subscriber’s covenants required to be performed or complied with on or prior to the Closing, including without limitation the execution and delivery of the agreements and undertakings provided for in this Agreement.

ARTICLE VI

MUTUAL CONDITIONS PRECEDENT

The obligations of the Company and the Subscribers under Article I of this Agreement are subject to the fulfillment on or before the Closing of the following conditions:

6.1           Merger Agreement Closing Conditions. The closing conditions to the Merger Agreement shall have been satisfied or waived, other than closing conditions which by their nature are to be satisfied at the closing of the Merger.

6.2           Other Agreements.

(a)           The Company and one or more Subscribers shall have executed and delivered a counterpart signature page to that certain Restricted Stock Agreement to be effective as of the date of the Closing.

ARTICLE VII

OTHER MATTERS

7.1           Shareholders’ Agreement. Simultaneously with the execution of this Agreement, the Company and each Subscriber agree to enter into a Shareholders’ Agreement, by and among the Company, the Subscribers and each other party contemplated to be a party thereto (the “Shareholders’ Agreement”), substantially in the form attached hereto as Exhibit B, which Shareholders’ Agreement shall be in full force and effect as of the Closing.

ARTICLE VIII

MISCELLANEOUS

8.1           No Waiver; Modifications in Writing. This Agreement sets forth the entire understanding of the parties, and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the specific subject matter hereof. No waiver of or consent to any departure from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company and each Subscriber. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

8.2           Notices. All notices and other communications necessary or contemplated under this Agreement shall be in writing and shall be delivered in the manner specified herein or, in the absence of such specification, shall be deemed to have been duly given when delivered by hand, one day after sending by overnight delivery service, or three days after sending by certified mail, postage prepaid, return receipt requested to the respective addresses of the parties set forth below:

If to the Subscribers:	To the address set forth below their names on the signature page hereto.

If to the Company:	GPS CCMP Acquisition Corp. c/o CCMP Capital Advisors, LLC 245 Park Avenue 16th Floor New York, New York 10167
	Attention:	Stephen Murray
	Facsimile:	(917) 464-9200

By notice complying with the foregoing provisions of this Section 8.2, each party shall have the right to change the mailing address for future notices and communications to such party.

8.3           Costs, Expenses and Taxes. Unless otherwise agreed to by the Company, the Company and the Subscribers shall pay their own costs and expenses incurred in connection with the execution and delivery of this Agreement and any and all other documents furnished pursuant hereto or in connection herewith. The Company shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement or the original issuance of the Shares but excluding all federal, state and local income or similar taxes.

8.4           Execution of Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

8.5           Binding Effect; Assignment. The rights and obligations of the Subscribers under this Agreement may not be assigned to any other person and any such assignment shall be void ab initio. This Agreement shall not be construed so as to confer any right or benefit upon any person other than the parties to this Agreement, and their respective successors and assigns. This Agreement shall be binding upon the Company and the Subscribers, and their respective successors and permitted assigns.

8.6           Governing Law. This Agreement shall be governed by the laws of the State of Delaware as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

8.7           Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

8.8           Schedules, Exhibits and Headings. All Schedules and Exhibits to this Agreement shall be deemed to be a part of this Agreement. The Article and Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

8.9           Injunctive Relief. Each of the parties to this Agreement hereby acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that, in the event of a breach of any material provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings to enforce specific performance or to enjoin the continuing breach of such provision, as well as to obtain damages for breach of this Agreement. By seeking or obtaining any such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled.

8.10         Survival of Agreements, Representations and Warranties. All agreements, representations and warranties contained herein or made in writing by or on behalf of the Company or the Subscribers, as the case may be, in connection with the transactions contemplated by this Agreement shall survive the execution and delivery of this Agreement and the sale and purchase of the Shares and payment therefor.

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IN WITNESS WHEREOF, the Company and the Subscribers have executed this Agreement as of the day and year .first written above.

GPS CCMP ACQUISITION CORP.

By:	/s/ Mark McFadden
Name: Mark McFadden
Title: Vice President and Assistant Secretary

Company Signature Page to the Subscription and Stock Purchase Agreement

MANAGEMENT SUBSCRIPTION AND STOCK PURCHASE AGREEMENT

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, the Company and the Subscribers have executed this Agreement as of the day and year first written above.

/s/ [ILLEGIBLE]
THE WILLIAM AND SELMA TREFFERT
LIVING TRUST DATED FEBRUARY 21, 1998

/s/ [ILLEGIBLE]
THE WILLIAM W. TREFFERT GRANTOR
RETAINED ANNUITY TRUST

/s/ William W. Treffert
WILLIAM W. TREFFERT

	AGGREGATE CLASS B COMMON SHARES	TOTAL PURCHASE PRICE
THE WILLIAM AND SELMA TREFFERT LIVING TRUST DATED FEBRUARY 21, 1998	1420.2079	$14,202,079.00

THE WILLIAM W. TREFFERT GRANTOR RETAINED ANNUITY TRUST	1,500	$15,000,000.00

WILLIAM W. TREFFERT	1,000	$10,000,000.00

Address for Notice:

Counterpart Signature Page to the Subscription and Stock Purchase Agreement

EXHIBIT A

CONFIDENTIAL INVESTMENT QUALIFICATION QUESTIONNAIRE

GPS CCMP ACQUISITION CORP.
A Delaware corporation (the “Company”)

SPECIAL INSTRUCTIONS

   In order to establish the availability under federal and state securities laws of an exemption from registration or qualification requirements for the proposed issuance of Shares, you are required to represent and warrant, and by executing and delivering this questionnaire will be deemed to have represented and warranted, that the information stated herein is true, accurate and complete to the best of your knowledge and belief, and may be relied on by the Company. Further, by executing and delivering this questionnaire you agree to notify the Company and supply corrective information promptly if, prior to the consummation of your payment of the Purchase Price in exchange for the Shares, any such information becomes inaccurate or incomplete. Your execution of this questionnaire does not constitute any indication of your intent to subscribe for the Shares.

   A subscriber who is a natural person must complete each Question except for 2 and 5.

   A subscriber that is an entity other than a trust must complete each Question except for 3 and 5.

   A subscriber that is a trust must complete each Question except for 3.

GENERAL INFORMATION

1.	All Subscribers.

a.	Name(s) of prospective investor(s):

b.	Address:

c.	Telephone Number:

2.	Subscribers That Are Entities.

a.	Type of entity:

☐ Trust

☐ Corporation

☐ Partnership

Other:

b.	State and date of legal formation:

c.	Nature of Business:

d.     Was the entity organized for the specific purpose of acquiring the Shares pursuant to the Management Subscription and Stock Purchase Agreement?

Yes ☐

No ☐

e.	Federal tax identification number:

3.	Subscribers Who Are Individuals.

a.	State where registered to vote:

b.	Social Security Number:

c.	Please state the subscriber’s education and degrees earned:

Degree	School	Year

d.	Current occupation (if retired, describe last occupation):

Employer:

Nature of Business:

Position:

Business Address:

Telephone Number:

4.   Accreditation. Does the subscriber satisfy one or more of the following accredited investor requirements? Contact the Company if none of the following is applicable.

Investor is:

☐  A natural person whose net worth (or joint net worth with my spouse) is in excess of $1,000,000 as of the date hereof.

☐  A natural person whose income in the prior two years was, and whose income in the current year is reasonably expected to be in excess of $200,000 or whose joint income with my spouse in the prior two years was, and is reasonably expected to be in the current year in excess of $300,000.

☐  A director or officer of the Company.

☐  A trust with total assets in excess of $5,000,000, not formed for the specific purpose of investing in the Shares of GPS CCMP Acquisition Corp., whose purchases are directed by a sophisticated person, who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Shares of GPS CCMP Acquisition Corp.

☐  A “bank”, “savings and loan association”, or “insurance company” as defined in the Securities Act of 1933.

☐  A broker/dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

☐  An investment company registered under, or a “business development company” as defined in Section 2(a)(48) of the Investment Company Act of 1940.

☐  A Small Business Investment Company licensed by the U.S. Small Business Administration under the Small Business Investment Act of 1958.

☐  A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and having total assets in excess of $5,000,000.

☐  An “employee benefit plan” as defined in the Employee Retirement Income Security Act of 1974 (a “Plan”) which has total assets in excess of $5,000,000.

☐  A Plan whose investment decisions, including the decision to subscribe for the Shares of GPS CCMP Acquisition Corp., are made solely by (i) a “plan fiduciary” as defined in Section 3(21) of the Employee Retirement Income Security Act of 1974, which includes a bank, a savings and loan association, an insurance company or a registered investment adviser, or (ii) an “accredited investor” as defined under Rule 501(a) of the Securities Act of 1933.

☐  A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐  Any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business Trust, or partnership, not formed for the specific purpose of investing in the Shares and having total assets in excess of $5,000,000.

☐  Any entity in which all of the equity owners meet one of the above descriptions.

5.	Trusts.

Does the trust meet the following tests:

a. Has total assets in excess of $5,000,000?

Yes ☐ No ☐

b. Was formed for the purpose of the investment in the Shares in this Contribution?

Yes ☐ No ☐

c. Are the purchases by the Trust directed by a sophisticated investor who, alone or with his, her or its subscriber representative, understands the merits and risks of the investment in the Shares?

Yes ☐ No ☐

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INDIVIDUAL(S) SIGN HERE:

(Signature)

(Print Name)

(Address)

Social Security Number:

Spouse of Subscriber:

(Signature)

ENTITIES SIGN HERE:

(Print Name of Organization)

By:

(Signature)

(Print Name and Title)

(Address)

Federal ID Number:

(Address)

Social Security Number:

Signature Page to Confidential Investment Qualification Questionnaire